Exhibit 99.7

EXECUTION COPY

$275,000,000

Net Lease Funding 2005, LP

(a Delaware limited partnership)

Triple Net Lease Mortgage Notes,

Series 2005

PURCHASE AGREEMENT

February 25, 2005

BANC OF AMERICA SECURITIES LLC

214 North Tryon Street

NC1-027-21-02

Charlotte, North Carolina 28255

CREDIT SUISSE FIRST BOSTON LLC

11 Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

Each of Net Lease Funding 2005, LP, a Delaware limited partnership (the “Issuer”), and CNL APF Partners, LP (“CNL”) confirms its agreement with Banc of America Securities LLC (“BAS”) and Credit Suisse First Boston LLC (“CSFB” and, together with BAS, the “Initial Purchasers”), with respect to the sale by the Issuer and the purchase by the Initial Purchasers, acting severally and not jointly, at the Closing Time (as defined in Section 2(b)), of the respective principal amounts set forth in Schedule A of $275,000,000 aggregate principal amount of the Net Lease Funding 2005, LP, Triple Net Lease Mortgage Notes, Series 2005, Class A-1 and Class A-2 Notes (each, a “Class”; and together, the “Securities”).

The Securities will be issued at the Closing Time pursuant to an Indenture, to be dated on or about March 4, 2005 (the “Indenture”), among the Issuer, MBIA Insurance Corporation (“MBIA”) and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”). The Securities will be secured by a lien on or security interest in, and will be payable solely from, the assets of the Issuer (the “Collateral”), which will consist primarily of (i) commercial real estate properties operated as restaurants (the “Restaurant Units”), commercial real estate properties operated as convenience stores and gasoline stations (the “C&G Units”) and commercial real estate properties operated as restaurants and gasoline stations (“Co-branded Units” and, together with the Restaurant Units and the C&G Unites, the “Mortgaged Properties”), each of which is leased to a tenant (each, a “Tenant”) (or in the case of each Co-branded Unit, separately to two Tenants) pursuant to a “triple-net” lease under which the Tenant is responsible for the payment of taxes, maintenance, ground rents (if applicable) and insurance

(each, a “Lease”), (ii) each of the Leases with respect to such Mortgaged Properties and all payments required thereunder on and after March 1, 2005 (the “Cut-off Date”), (iii) all of the Issuer’s right, title and interest in all fixtures and reserves and escrows, if any, related to the Mortgaged Properties, (iv) any guarantees of and security for the Tenants’ obligations under such Leases, including any security deposits thereunder, (v) all of the Issuer’s rights under the Performance Undertaking (the “Performance Undertaking”) executed by CNL in favor of the Issuer, and the Environmental Indemnity Agreement, (vi) all of the Issuer’s rights (but none of its obligations) under the Sale and Contribution Agreement, dated as of February 25, 2005, among each Originator (as defined herein), and the Issuer (the “Sale and Contribution Agreement“), (vii) the Collection Account, the Lease Security Deposit Account, the Insurance Policy Proceeds Account, the Property Proceeds Retention Account, the Lockbox Accounts, the Payment Account and any other accounts established under the Indenture and the Limited Partnership Agreement for purposes of making payments to the holders of the Notes and MBIA and making distributions to the holders of the Limited Partnership Interests, and all funds and Permitted Investments as may from time to time be deposited therein, (viii) all present and future claims, demands and causes of action in respect of the foregoing, and (ix) all proceeds of the foregoing of every kind and nature whatsoever. All capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Indenture.

The Leases were entered into with CNL Restaurant Properties, Inc. (“CNLRP”) or one of its subsidiaries or affiliates (together with CNLRP, the “CNLRP Originators”), U.S. Restaurant Properties, Inc. (“USRP”) or one of its subsidiaries or affiliates (together with USRP, the “USRP Originators”) or one of 18 public Florida limited partnerships (the “Income Funds” and collectively with the CNLRP Originators and the USRP Originators, the “Originators”). At or before the Closing Time, each Originator will have transferred the Mortgaged Properties and Leases owned by it to the Issuer pursuant to the Sale and Contribution Agreement either in a sale transaction or as a contribution of capital. The Issuer will issue the Securities and grant a lien on and security interest in the Collateral to the Indenture Trustee to secure the Securities. The Mortgaged Properties and the Leases will be serviced and specially serviced on behalf of the Issuer and the Indenture Trustee by CNL Financial Services, LP (“CFS”), as property manager and special servicer pursuant to an Amended and Restated Property Management and Lease Servicing Agreement, to be dated on or about March 4, 2005 (the “Servicing Agreement”), among the Issuer, the Indenture Trustee and CFS.

The Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company (“DTC”) pursuant to a letter agreement, to be dated as of the Closing Time (the “DTC Agreement” and, together with this Agreement, the Indenture, the Sale and Contribution Agreement, the Servicing Agreement, the Performance Undertaking and the Insurance Agreement, the “Transaction Documents”), among the Issuer, the Indenture Trustee and DTC.

The Issuer understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (“Purchasers”) at any time after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “1933 Act”), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the “Commission”)).

The Issuer has prepared and will deliver to each Initial Purchaser, not later than 48 hours before the Closing Time, copies of a final private placement memorandum dated March 1, 2005 (the “Final Private Placement Memorandum”), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. “Private Placement Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent Private Placement Memorandum (whether the Final Private Placement Memorandum, or any amendment or supplement thereto), including exhibits thereto, the 3.5” diskette (the “Diskette”) and any documents incorporated therein by reference, which have been prepared and delivered by the Issuer to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

All references in this Agreement to financial, statistical and other information which is “contained,” “included” or “stated” in the Private Placement Memorandum (or other references of like import) shall be deemed to mean and include all such financial, statistical and other information which is incorporated by reference in the Private Placement Memorandum.

In addition, up to and including the date on which the Final Private Placement Memorandum is first made available to the Initial Purchasers, the Initial Purchasers may furnish to potential purchasers of the Securities certain written materials or visual materials approved by the Issuer for use by the Initial Purchasers (all such materials, including without limitation, the term sheet (the “Term Sheet”) dated February 2005, the flip book (the “Flip Book”) dated February 2005 and the CNL presentation book (the “CNL Presentation Book”) dated February 2005, the “Additional Materials”).

Section 1. Representations and Warranties. (a) Representations and Warranties by CNL and the Issuer. Each of CNL and the Issuer, as to itself, represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time, and agrees with each Initial Purchaser as follows:

(i) Similar Offerings. None of CNL, the Issuer or any of their Affiliates has, directly or indirectly, solicited any offer to buy or offer to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act.

(ii) Private Placement Memorandum and Offering Materials. The Private Placement Memorandum and any Additional Materials do not, and at the Closing Time will not, include an untrue statement of a material fact or, taken together, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Private Placement Memorandum made in reliance upon and in conformity with information furnished to the Issuer in writing by any Initial Purchaser expressly for use in the Private Placement Memorandum. The Issuer, CNL and the Initial Purchasers hereby acknowledge that only the statements in Schedule B attached hereto constitute statements made in reliance upon and in conformity with information furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Private Placement Memorandum.

(iii) Independent Accountants. The accountants who delivered the “agreed upon procedures letters” to the Initial Purchasers pursuant to Section 5(k) are independent certified public accountants with respect to CNL and its respective subsidiaries, including, without limitation, the Issuer, within the meaning of Regulation S-X under the 1933 Act.

(iv) Good Standing of CNL. CNL has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has partnership power and authority to own its properties and to conduct its business as described in the Private Placement Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party; and CNL is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects (a “Material Adverse Change”) with respect to CNL and its subsidiaries considered as one enterprise.

(v) Good Standing of the Issuer. The Issuer has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party; and the Issuer is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change with respect to the Issuer.

(vi) The Issuer Has No Subsidiaries. The Issuer has no subsidiaries.

(vii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer and CNL.

(viii) Authorization of the Indenture. The Indenture has been duly authorized by the Issuer and, at the Closing Time, will constitute a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(ix) Reserved.

(x) Reserved.

(xi) Authorization of the Securities. At the Closing Time, when executed by the Indenture Trustee and authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, the Securities will be duly and validly issued and entitled to the benefits of, the Indenture.

(xii) Ratings of the Securities. As of the Closing Time, the Securities are rated (after giving effect to the Insurance Policy) by Moody’s and S&P in the rating categories specified on the cover of the Private Placement Memorandum.

(xiii) Authorization of the Servicing Agreement. The Servicing Agreement has been duly authorized by CFS and the Issuer and, at the Closing Time, will have been duly executed and delivered by CFS and the Issuer and will constitute a valid and binding agreement of CFS and the Issuer, enforceable against CFS and the Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiv) Authorization of the Sale and Contribution Agreement. The Sale and Contribution Agreement has been duly authorized by CNL and the Issuer and, at the Closing Time, will have been duly executed and delivered by CNL and the Issuer and will constitute a valid and binding agreement of CNL and the Issuer, enforceable against CNL and the Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(xv) Authorization of Other Issuer Documents. All of the Transaction Documents to which it is a party (other than those already covered by paragraphs (vii), (viii), (xiii) and (xiv) above) have been duly authorized by the Issuer and, at the Closing Time, will be duly executed and delivered by the Issuer and will constitute the valid and binding agreements of the Issuer, enforceable against the Issuer in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as the indemnification provisions in this agreement may be limited by applicable state and federal security laws.

(xvi) Good Title of the Issuer to Mortgaged Properties and Leases. Upon the transfer and delivery of the Mortgaged Properties and Leases pursuant to the Sale and Contribution Agreement, the Issuer will be the sole owner and holder of the Mortgaged Properties and Leases free and clear of all Liens other than Permitted Exceptions.

(xvii) Reserved.

(xviii) Perfected Security Interest in the Mortgaged Properties and Leases. At the Closing Time, the Indenture Trustee on behalf of the holder of the Securities will have acquired a duly and validly perfected lien on or security interest in the Mortgaged Properties and Leases as collateral for the Securities, subject to no Lien of any other person other than Permitted Exceptions.

(xix) Reserved.

(xx) No Material Adverse Change in Mortgaged Properties and Leases. To the best of the knowledge of the Issuer and CNL, as the case may be, with respect to each Mortgaged Property, each Lease and each Tenant, there has been no Material Adverse Change not described in the Private Placement Memorandum.

(xxi) Description of Documents. The Securities, the Indenture, the Servicing Agreement, the Sale and Contribution Agreement and the other Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Private Placement Memorandum.

(xxii) Absence of Default. Neither the Issuer nor CNL, nor any of their subsidiaries, is in violation of its charter or by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument (collectively, “Agreements and Instruments”) to which it is a party or by which it may be bound, or to which any of its property or assets is subject except for such defaults that would not result in a Material Adverse Change with respect to the Issuer or CNL and their subsidiaries considered as one enterprise.

(xxiii) Absence of Conflicts.

(A) The execution, delivery and performance by CNL of the Transaction Documents and any other agreement or instrument entered into or issued or to be entered into or issued by CNL in connection with the transactions contemplated hereby or thereby or in the Private Placement Memorandum and the consummation of the transactions contemplated herein and in the Private Placement Memorandum do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of CNL pursuant to any agreement or instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which any of its or their property or assets is subject (other than liens created under the Transaction Documents), nor will such action result in any violation of the provisions of the charter or by-laws of CNL or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over CNL or any of its subsidiaries or any of its or their assets or properties, except for such conflicts, breaches or defaults, liens, charges or encumbrances or violations that, singly or in the aggregate, would not result in a Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise.

(B) The execution, delivery and performance by the Issuer of the Transaction Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Issuer in connection with the transactions contemplated hereby or thereby or in the Private Placement Memorandum and the consummation of the transactions contemplated therein and in the Private Placement Memorandum and compliance by the Issuer with its obligations hereunder do not and will not, whether with or without the giving of notice of passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer pursuant to any Agreement or Instrument to which the Issuer is a party or by which it may be bound, or to which any of the property or assets of the Issuer is subject (other than liens created under the Transaction Documents), nor will such action result in any violation of the provisions of the limited partnership agreement of the Issuer or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or any of its assets or properties, except for such conflicts, breaches or defaults, liens, charges or encumbrances or violation that, singly or in the aggregate, would not result in a Material Adverse Change with respect to the Issuer.

(xxiv) Absence of Proceedings. Except as disclosed in the Private Placement Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of CNL or the Issuer, threatened, against or affecting the Issuer, CNL or any subsidiary thereof which might reasonably be expected to result in a Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise or the Issuer or which might reasonably be expected to materially and adversely affect the properties or assets of the Issuer or CNL or any of their subsidiaries or the consummation of this Agreement or the performance by the Issuer and CNL of their obligations hereunder.

(xxv) No Consents, Waivers, Etc. No material consent, waiver or authorization of any person that has not been obtained is required in order to consummate the transactions contemplated by the Private Placement Memorandum.

(xxvi) Absence of Further Requirements.

(A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by CNL of its obligations under the Transaction Documents in connection with the offering or sale of the Securities hereunder or the consummation of the transactions contemplated thereby or by the Private Placement Memorandum except such filings with, and authorizations, approvals, consents, licenses, orders, registrations, qualifications and decrees, that have been made or obtained and are in full force and effect, provided however, that no representations are made with respect to state securities or “Blue Sky” laws.

(B) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Issuer of its obligations under the Transaction Documents in connection with the offering or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Private Placement Memorandum except such filings with, and authorizations, approvals, consents, licenses, orders, registrations, qualifications and decrees, that have been made or obtained and are in full force and effect, provided however, that no representations are made with respect to state securities or “Blue Sky” laws.

(xxvii) Possession of Licenses and Permits.

(A) CNL and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to possess the same would not, singly or in the aggregate, result in a Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise or the consummation of the transactions contemplated herein and in the Private Placement Memorandum; CNL and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, result in a Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise; all of such Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise; and neither CNL nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such

Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise.

(B) At the Closing Time, the Issuer will possess such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct its business and will be in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, result in a Material Adverse Change with respect to the Issuer; all of such Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change with respect to the Issuer; and the Issuer has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change with respect to the Issuer.

(xxviii) Investment Company Act. Neither CNL nor the Issuer is, and neither the sale of the Securities in the manner contemplated by the Private Placement Memorandum nor the activities of the Issuer pursuant to the Indenture will cause CNL or the Issuer to be, an “investment company” or under the control of an “investment company” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

(xxix) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class (within the meaning of Rule 144A) as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S., automated inter-dealer quotation system.

(xxx) No General Solicitation. None of CNL or the Issuer or any of their affiliates, as such term is defined in Rule 501(b) under the 1933 Act (“Affiliates”) or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom CNL and the Issuer makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

(xxxi) No Directed Selling Efforts. With respect to those Securities sold in reliance on Regulation S, (A) none of CNL or the Issuer, any of their Affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom CNL and the Issuer make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of CNL or the Issuer and their Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom CNL and the Issuer make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

(xxxii) No Registration Required. Subject to the accuracy of, and compliance by the Initial Purchasers with, the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Purchaser in the manner contemplated by this Agreement and the Private Placement Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “1933 Act”).

(xxxiii) Payment of Taxes. Any taxes, fees and other governmental charges (other than income taxes) in connection with the execution and delivery of this Agreement, the Sale and Contribution Agreement and the Indenture and the execution, authentication, issuance, delivery and sale of the Securities, which have become due or will be due on or prior to the Closing Time, shall have been or will be paid on or prior to the Closing Time.

(xxxiv) Indenture. At the Closing Time, each of the representations and warranties of the Issuer set forth in the Indenture will be true and correct in all material respects.

(b) Officer’s Certificates. Any certificate signed by any officer of CNL or the Issuer delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by CNL and the Issuer to each Initial Purchaser as to the matters covered thereby.

Section 2. Sale and Delivery to Initial Purchasers; Closing. (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to sell to each Initial Purchaser and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuer, at the price set forth in Schedule A, the aggregate principal amount or notional amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

(b) Payment for Securities. Payment of the purchase price for, and delivery, of notes representing, the initial Securities shall be made at the office of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Initial Purchasers and the Issuer, at 10:00 A.M. on March 4, 2005, or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Issuer (such time and date of payment and delivery being herein called the “Closing Time”).

Payment shall be made by wire transfer of immediately available funds to a bank account designated by the Issuer, against delivery to the Initial Purchasers of the Securities to be purchased by them. The notes representing the Securities shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than the business day preceding the Closing Time.

(c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuer and CNL that it is a “qualified institutional buyer” within the meaning of Rule 144A under the 1933 Act (a “Qualified Institutional Buyer”).

(d) ERISA. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuer and CNL that it is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title I of ERISA, (ii) a plan (as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)) that is subject to Section 4975 of the Code or (iii) an entity deemed to be investing the assets of any such plan (each of (i), (ii) and (iii), a “Plan”), and is not directly or indirectly purchasing the Securities on behalf of, for the benefit of, or otherwise using the assets of a Plan in a transaction that is a non-exempt prohibited transaction.

Section 3. Covenants of the Issuer and CNL. The Issuer and CNL covenant with each Initial Purchaser as follows:

(a) Private Placement Memorandum. CNL and the Issuer, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Final Private Placement Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such initial Purchaser may reasonably request.

(b) Notice and Effect of Material Events. The Issuer and CNL will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by CNL of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Issuer and CNL, any material changes in or affecting the Mortgaged Properties or the Leases which (i) make any statement in the Private Placement Memorandum false or misleading or (ii) are not disclosed in the Private Placement Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Issuer, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Private Placement Memorandum in order that the Final Private Placement Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Issuer will, subject to paragraph (c) below, forthwith amend or supplement the Final Private Placement Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Private Placement Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Private Placement Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Purchaser, not misleading.

(c) Amendment to Private Placement Memorandum and Supplements. The Issuer will advise each Initial Purchaser promptly of any proposal to amend or supplement the Private Placement Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchaser’s delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

(d) Qualification of Securities for Offer and Sale. The Issuer will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that none of the Issuer or CNL shall be obligated to register the Securities under any securities laws or file any general consent to service of process or to qualify as a foreign limited partnership or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(e) Rating of Securities. The Issuer and CNL shall take all reasonable action necessary to enable Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), to provide the credit ratings of the Securities set forth on the cover of the Private Placement Memorandum.

(f) DTC. The Issuer and CNL will cooperate with the Initial Purchasers and take all reasonable actions necessary to provide for the Securities to be eligible for clearance and settlement through the facilities of DTC.

Section 4. Payment of Expenses and Fees. (a) Expenses. The Issuer and CNL will pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation and printing of the Private Placement Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the notes for the Securities, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the counsel, accountants and other advisors to CNL and the Issuer, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification, (vi) the fees and expenses of the Indenture Trustee, including the reasonable fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture, (vii) the out-of-pocket fees, costs and expenses of the Initial Purchasers in connection with the issuance and offering of the Securities, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Initial Purchasers and (viii) any fees payable in connection with the rating of the Securities.

(b) Termination of Agreement. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Issuer and CNL, jointly and severally, shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Initial Purchasers.

Section 5. Conditions of Initial Purchasers’ Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of CNL contained in Section 1 hereof or in certificates of any officer of the Issuer or CNL or any of their subsidiaries delivered pursuant to the provisions hereof, to the performance by the Issuer and CNL of their covenants and other obligations hereunder, and to the following further conditions:

(a) Opinion of New York Counsel for CNL and the Issuer. At the Closing Time, the Initial Purchasers shall have received one or more favorable opinions, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, New York counsel for CNL and the Issuer in form and substance satisfactory to the Initial Purchasers and their counsel.

(b) Opinion of Florida Counsel for CNL. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. in form and substance satisfactory to the Initial Purchasers and their counsel.

(c) Reserved.

(d) Opinion of MBIA Counsel. At the Closing Time, the Initial Purchasers shall have received the favorable opinion of in-house counsel to MBIA, dated as of the Closing Time, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel.

(e) Opinion of Counsel for the Indenture Trustee. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Mayer, Brown, Rowe & Maw LLP, counsel for the Indenture Trustee in form and substance satisfactory to the Initial Purchasers and their counsel.

(f) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Thacher Proffitt & Wood LLP, counsel for the Initial Purchasers in form and substance satisfactory to the Initial Purchasers.

(g) Opinions to the Rating Agencies. If any counsel named in this Section 5 is required to deliver an opinion to Moody’s or S&P in connection with their ratings of the Securities, such opinion, dated the Closing Time and addressed to the Initial Purchasers, or a letter, dated the Closing Time, from each counsel delivering such opinions stating that the Initial Purchasers are authorized to rely on such opinions as though they were addressed to the Initial Purchasers.

(h) Other Opinions. At the Closing Time, the Initial Purchasers shall have received any other favorable opinion, including opinions of local counsel in the jurisdictions in which the Mortgaged Properties are located, dated as of the Closing Time, requested by the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers and their counsel.

(i) CNL Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Private Placement Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of CNL and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of CNL, executed on behalf of CNL by the President or a Vice President of CNL and the chief financial or chief accounting officer of CNL, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of CNL in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) CNL has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(j) Issuer Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Private Placement Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuer, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the Issuer, executed on behalf of the Issuer by the President or a Vice President of the Issuer, dated as of the Closing Time, to the effect that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(k) Accountant’s “Agreed Upon Procedures” Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they have performed certain specified procedures as a result of which they have determined that such information as the Initial Purchasers may reasonably request of an accounting, financial or statistical nature contained in the Private Placement Memorandum agrees with the accounting records of the Issuer and CNL and the files of the Issuer and CNL relating to the Mortgaged Properties and the Leases.

(l) Ratings of the Securities. At the Closing Time, the Securities shall have been rated (after giving effect to the Insurance Policy) by Moody’s and S&P in the rating categories specified on the cover of the Private Placement Memorandum, and the Issuer shall have delivered to the Initial Purchasers a letter dated the Closing Time, from each of Moody’s and S&P, or other evidence reasonably satisfactory to the Initial Purchasers, confirming that the Securities have such ratings.

(m) Receipt of Fees. The Initial Purchasers shall have received their expenses pursuant to Section 4(a) at the Closing Time.

(n) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by CNL and the Issuer in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

(o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Issuer and CNL at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 14 shall survive any such termination and remain in full force and effect.

(p) At the Closing Time, CNL and the Issuer shall not be aware of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose.

(q) A title insurance company acceptable to the Initial Purchasers shall have committed to issue policies of title insurance, in form and substance acceptable to the Initial Purchasers, insuring, among other things, the priority and validity of the liens of the Mortgages on the Mortgaged Properties.

Section 6. Subsequent Offers and Resales of the Securities. (a) Offer and Sale Procedures. Each of the Initial Purchasers, the Issuer and CNL hereby establish and agree to observe, and each of the Initial Purchasers hereby represents and warrants that it has observed to the date hereof, the following procedures in connection with the offer and sale of the Securities:

(i) Offers and Sales only to Qualified Institutional Buyers. Each such offer or sale shall only be made to (A) persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers (as defined in Rule 144A under the 1933 Act) or (B) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act.

(ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) has been, or will be, used in connection with the offering of the Securities.

(iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank subsequent purchaser of a Security acting as a fiduciary for or more third parties, in connection with an offer and sale to such purchaser pursuant to clause (i) above, each third party shall, in the reasonable judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States.

(iv) Subsequent Purchase Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. affiliates to take reasonable steps to inform, persons acquiring Securities from or through such Initial Purchaser or affiliate, as the case may be, that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or Regulation S and (C) may not be offered, sold or otherwise transferred except (i) to the Issuer or (2) (x) in accordance with Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such

Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (y) to non- “U.S. Persons” in offshore transactions in Reliance on Regulation S, or (z) in reliance on the exemption from registration under the 1933 Act provided by Rule 144, if available.

(v) Minimum Principal Amount. No sale of the Securities to any one Purchaser will be for less than $100,000 principal amount. If the Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least $100,000 principal amount or notional amount, as the case may be, of the Securities.

(vi) Restrictions on Transfers. The transfer restrictions and the other provisions set forth in the Indenture, including the legend required thereby, shall apply to the Securities except as otherwise agreed in writing by the Issuer, CNL and the Initial Purchasers. Following the sale of the applicable Securities by the Initial Purchasers to Purchasers who are unaffiliated with the Initial Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to CNL or the Issuer for any losses, damages or liabilities suffered or incurred by CNL or the Issuer, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any such Security.

(vii) Delivery of Private Placement Memorandum. Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Private Placement Memorandum, as amended and supplemented at the date of such delivery.

(b) Covenants of the Issuer and CNL. The Issuer and CNL covenant with each Initial Purchaser as follows:

(i) Due Diligence. In connection with the original distribution of the Securities, the Issuer and CNL agree that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to review the Mortgaged Properties and the Leases and to make reasonable inquiries into the business of each of the Issuer and CNL and its subsidiaries (including, without limitation, the books and records of CNL and the Issuer). The Issuer and CNL also agree to provide answers to each prospective Purchaser of Securities who so reasonably requests concerning the Mortgaged Properties and the Leases, CNL and the Issuer (to the extent that such information is available or can be acquired and made available to prospective Purchasers or Initial Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by contract or applicable law) and the terms and conditions of the offering of the Securities, as provided in the Private Placement Memorandum.

(ii) Integration. Each of the Issuer and CNL agrees that it will not and will cause its Affiliates not to make any offer or sale of securities if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the applicable Securities by the Issuer to the Initial Purchasers, (ii) the resale of such Securities by the Initial Purchasers to Purchasers or (iii) the resale of such Securities by such Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Rule 144A thereunder or otherwise.

(iii) Rule 144A Information. The Issuer agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, or provide for the Indenture Trustee to make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Issuer furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as “Additional Information”).

(iv) Restriction on Repurchases. Until the expiration of two years after the original issuance of the Securities, the Issuer and CNL will not, and will cause their respective Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions) unless, immediately upon any such purchase, the Issuer, CNL or any Affiliate shall submit such Securities to the Indenture Trustee for cancellation.

(c) Resale Pursuant to Rule 903 of Regulation S or Rule 144A. Each Initial Purchaser understands that the Securities have not been and will not be registered under the 1933 Act and may only be offered or sold (i) within the United States or to, or for the account or benefit of, U.S. persons in accordance with Rule 144A of the 1933 Act or (ii) in off-shore transactions to non-U.S. persons in accordance with Regulation S under the 1933 Act. Each Initial Purchaser represents and agrees, that it has offered and sold Securities and will offer and sell Securities (i) as part of its distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act. Accordingly, the Initial Purchasers have complied and will comply with the offering restriction requirements of Rule 144A and Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in the above paragraph have the meanings given to them by Regulation S.

Section 7. Indemnification. (a) Indemnification of the Initial Purchasers. The Issuer and CNL jointly and severally agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, (A) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Final Private Placement Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) arising out of or related to any violation by the Issuer or CNL of the terms of this Agreement;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Additional Materials relating to the Securities, or, taken together and with the Private Placement Memorandum, the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or any such violation; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of CNL, which consent shall not be unreasonably withheld; and

(iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Initial Purchasers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or any such violation, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer by any Initial Purchaser expressly for use in the Private Placement Memorandum (or any amendment thereto); and provided further, however, that, with respect to clause (ii) above and, insofar as it relates to losses, liabilities, claims, damages and expenses with respect to clause (ii) above, clauses (iii) and (iv) above, this indemnity agreement shall apply only to losses, liabilities, claims, damages and expenses arising out of or resulting from any untrue statement or alleged untrue statement made in reliance upon or on the basis of and in conformity with information furnished to the Initial Purchasers in writing by the Issuer. The Issuer, CNL and the Initial Purchasers hereby acknowledge that only the statements in the Private Placement Memorandum identified on Schedule B attached hereto constitute statements made in reliance upon and in conformity with information furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Private Placement Memorandum. The foregoing indemnity is in addition to any other liability which the Issuer or CNL may otherwise have to any Initial Purchaser.

(b) Indemnification of the Issuer and CNL. Each Initial Purchaser severally agrees to indemnify and hold harmless the Issuer and CNL and each person, if any, who controls the Issuer or CNL within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only (i) with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Private Placement Memorandum in reliance upon and in conformity with written information furnished to the Issuer by such Initial Purchaser expressly for use in the Private Placement Memorandum and (ii) with respect to any untrue statement or alleged untrue statement of a material fact contained in any Additional Materials furnished to investors by such Initial Purchaser other than an untrue statement or alleged untrue statement of a material fact arising out of or resulting from any untrue statement made in information furnished to the Initial Purchasers in writing by the Issuer. The Issuer, CNL and the Initial Purchasers hereby acknowledge that only the statements in the Private Placement Memorandum identified on Schedule B attached hereto constitute statements made in reliance upon and in conformity with information furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Private Placement Memorandum. The foregoing indemnity is in addition to any other liability which any Initial Purchaser may otherwise have to CNL and the Issuer.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Initial Purchasers, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by CNL. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements, expenses and other charges of counsel will be at the expense of the indemnifying party or parties. Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for the unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, without the consent of the indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by CNL and the Issuer on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of CNL and the Issuer on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by CNL and the Issuer on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the sale of the Securities pursuant to this Agreement (before deducting expenses) received by CNL and the Issuer and the total underwriting discount received by the Initial Purchasers bears to the aggregate initial offering price of the Securities.

The relative fault of CNL and the Issuer on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by CNL and the Issuer on the one hand or by the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

CNL and the Issuer and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amounts which exceed, in the aggregate, the excess of the price at which the Initial Purchasers sold the Securities to Purchasers over the price at which the Initial Purchasers purchased the Securities from the Issuer.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser and each person, if any, who controls the Issuer or CNL within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as CNL and the Issuer. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

Section 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Issuer or CNL submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Issuer or CNL, and shall survive delivery of the Securities to the Initial Purchasers.

Section 10. Termination of Agreement. (a) Termination; General. The Initial Purchasers may terminate this Agreement, by notice to CNL and the Issuer, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Private Placement Memorandum, any Material Adverse Change with respect to CNL and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Private Placement Memorandum, any Material Adverse Change with respect to the Issuer, whether or not arising in the ordinary course of business, (iii) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Private Placement Memorandum, any material adverse change with respect to the Mortgaged Properties or the Leases, (iv) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, (v) if trading in any securities of CNL has been suspended or limited by the Commission, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (vi) if a banking moratorium has been declared by either federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 14 shall survive such termination and remain in full force and effect.

Section 11. Default by One of the Initial Purchasers. If one or either of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it is obligated to purchase under this Agreement (the “Defaulted Securities”), the non-defaulting Initial Purchaser shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Initial Purchaser, or any other persons, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Initial Purchaser shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, the non-defaulting Initial Purchaser shall be obligated, to purchase the full amount thereof, or

(b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser.

No action taken pursuant to this Section shall relieve the defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, the Initial Purchasers shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Private Placement Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 11.

Section 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Banc of America Securities LLC, 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, attention of Angie Dugick and to Credit Suisse First Boston LLC, 11 Madison Avenue, New York, New York 10010, attention of Russell Burns; and notices to the Issuer shall be directed to it at 450 South Orange Avenue, Orlando, Florida 32801-2878, attention of Treasurer (with a copy to Chief Operating Officer).

Section 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer and CNL and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Issuer and CNL and their respective successors and the controlling persons referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable, right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Issuer and CNL and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

Section 14. No Bankruptcy Petition; Limited Recourse. Each Initial Purchaser agrees that, prior to the date which is one year and one day after the payment in full of all Securities issued by the Issuer, it shall not institute against, or join any other person in instituting against, the Issuer or Net Lease Funding 2005, LLC, its general partner, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law. The provisions of this Section 14 shall survive the termination of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, each Initial Purchaser hereby acknowledges and agrees that the obligations of the Issuer hereunder are limited to amounts distributed to the Issuer pursuant to Section 2.11 of the Indenture.

Section 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF). SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 16. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 17. Counterpart. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 18. Amendment. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

EXECUTION COPY

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer and CNL counterparts hereof, whereupon this instrument, along with all counterparts, will became a binding agreement among the Initial Purchasers, the Issuer and CNL in accordance with its terms.

Very truly yours,

NET LEASE FUNDING 2005, LP

By:	NET LEASE FUNDING 2005, LLC, its general partner

By:
Name:
Title:

CNL APF PARTNERS, LP

By:	CNL APF GP CORP., its general partner

By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

BANC OF AMERICA SECURITIES LLC

By:
Authorized Signatory

CREDIT SUISSE FIRST BOSTON LLC

By:
Authorized Signatory

EXECUTION COPY

Schedule A

Initial Purchaser	Class A-1	Class A-2
Banc of America Securities LLC	$34,800,000	$130,200,000
Credit Suisse First Boston LLC	$23,200,000	$86,800,000
Total	$58,000,000	$217,000,000

Purchase Prices as a Percentage of Initial Note Principal Balance

Class A-1	Class A-2
4.2584%	4.7708%

A-1

EXECUTION COPY

Schedule B

Initial Purchasers Information

The statements in the Private Placement Memorandum provided by the Initial Purchasers are limited to the statements set forth in (i) the first and third sentences of the seventh full paragraph of the cover of the Private Placement Memorandum, (ii) the first full paragraph under the heading “Plan of Distribution—Notes” and (iii) the second sentence of the fifth paragraph under the heading “Plan of Distribution—General.”

B-1